SCHEDULE 14A
                                 (Rule 14a-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission Only (as permitted by Rule
           14a-6(e)(2)
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Solicitation Material Pursuant to Section 240.14a-11(c) or Section
           240.14a-12

                       AVALON CORRECTIONAL SERVICES, INC.
                  (Name of registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):
         |X|     No fee required.
         |_|     Fee computed on table below per exchange Act Rules 14a-6(i)(1)
                   and 0-11.
         1)      Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

         4)      Proposed maximum aggregate value of transaction:

         5)      Total fee paid:

         |_|      Fee paid previously with preliminary materials.
         |_|      Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                     AVALON CORRECTIONAL SERVICES, INC.
                               13401 Railway Drive
                             Oklahoma City, OK 73114
                            Telephone: (405) 752-8802
                            Toll Free 1-800-919-9113
                            www.avaloncorrections.com
                                 ______________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 26, 2004
                                 ______________
To the Shareholders:
     Notice is hereby given that the 2004 Annual Meeting of Shareholders of Avalon Correctional Services, Inc. (The "Company") will be held at Sheraton Four Points Hotel located at 6300 East Terminal Drive, Oklahoma City, Oklahoma on Wednesday, May 26, 2004, at 10:00 A.M. local time, for the following purposes:

         1. To elect two directors to serve for a three year term and until the election and qualification of those directors' successors.

         2. To consider and transact such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 2, 2004, as the record date for the determination of shareholders entitled to notice and to vote. Such shareholders may vote in person or by proxy. A complete list of the shareholders entitled to vote at the Annual Meeting will be available for examination by shareholders, for any purpose germane to the meeting, during ordinary business hours, during a 10-day period preceding the date of the meeting, at the executive office of the Company, 13401 Railway Drive, Oklahoma City, Oklahoma 73114.

     Shareholders are invited to attend the meeting in person. Whether or not you plan on attending the meeting in person, it is important that your shares be represented and voted at the meeting in accordance with your instructions. Therefore, you are urged to fill in, sign, date and return the accompanying proxy in the enclosed envelope. No postage is required if mailed in the United States. Alternatively, shareholders of record may vote electronically over the internet at www.computershare.com/us.

                                        /s/ Randall J. Wood
April 21, 2004                          Randall J. Wood Corporate Secretary

                       AVALON CORRECTIONAL SERVICES, INC.
                                ________________

                                 PROXY STATEMENT
                                ________________

                               GENERAL INFORMATION


     This Proxy Statement together with the Annual Report on Form 10-K are being furnished to Shareholders by the Board of Directors of Avalon Correctional Services, Inc., (the "Company") for the Annual Meeting of Shareholders to be held at Sheraton Four Points Hotel located at 6300 East Terminal Drive, Oklahoma City, Oklahoma on May 26, 2004, at 10:00 a.m. local time. The Company's Shareholders will consider and vote upon the proposals described herein and referred to in the Notice of Annual Meeting accompanying this Proxy Statement.

     The close of business on April 2, 2004, has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. On March 31, 2004, there were outstanding and entitled to vote 4,896,954 Shares of Common Stock. Each Share of Common Stock (the "Shares") is entitled to one vote on each matter to be considered at the Annual Meeting. For a description of the principal holders of such Shares, see "Voting Securities and Principal Holders Thereof" below.

     The Company's principal executive office is located at 13401 Railway Drive, Oklahoma City, Oklahoma 73114. The company's website is www.avaloncorrections.com. The Notice of Annual Meeting and Proxy Statement and the 2003 Annual Report are available on the Company website at www.avaloncorrections.com/investor.asp.

     This Proxy Statement is being furnished to Shareholders on or about April 23, 2004.

                    SOLICITATION OF PROXIES AND VOTING RIGHTS

     The presence, in person or by proxy, of the holders of one-third (1/3) of the votes represented by the outstanding shares of the Corporation's common stock is necessary to constitute a quorum at the Annual Meeting. Holders of shares are entitled to one vote per share of common stock and are not allowed to cumulate votes in the election of directors.

     A proxy for use at the annual meeting and a return envelope are enclosed. Subject to the rights of shareholders to revoke their proxies, the shares represented by each proxy executed in the accompanying form of proxy will be voted at the meeting in accordance with the instructions therein. Proxies on which no voting instructions are indicated will be voted FOR the election of each of the nominees for director and in the best judgment of proxy holders on any other matter that may properly come before the Annual Meeting. If a broker indicates on a proxy that it does not have discretionary authority to vote shares on a certain matter, those shares will not be considered present and entitled to vote with respect to that matter. If a shareholder indicates on a proxy card that such shareholder abstains from voting with respect to a proposal, the shares will be considered as present and entitled to vote with respect to that matter, and abstention will have the effect of a vote AGAINST the proposal. In accordance with Nevada law, a shareholder entitled to vote for the election of directors can withhold authority to vote for all nominees for directors or can withhold authority to vote for certain nominees for directors.

     Shareholders have the unconditional right to revoke their proxies at any time prior to the voting of their proxies at the Annual Meeting by giving written notice to the Secretary of the Corporation or by attending the Annual Meeting and voting in person.

     The expenses of the solicitation of the proxies for the meeting, including the cost of preparing, assembling and mailing the notice, proxy, proxy statement and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries for forwarding such documents to beneficial owners, will be paid by the Corporation. The Corporation does not intend to solicit proxies other than the mailing of proxy materials. All Proposals require the affirmative vote of a majority of shares represented and voting at the Annual Meeting.

                              ELECTION OF DIRECTORS
                                 (Proposal One)

     The by-laws of the Corporation as amended by the Board of Directors and as ratified by the Shareholders provide that the number of directors who shall constitute the whole board shall be such number as may be fixed from time to time by the Board of Directors and vacancies in the Board may be filled by the Board of Directors until the next annual meeting of the Shareholders. The by-laws provide that the Board members are divided into three classes of directors with the term of office of one class expiring each year. Staggered terms for Directors are considered anti-takeover in nature, inhibiting a change in control of the Corporation and so possibly reduce the value of the stock to anyone attempting to acquire control of the Corporation. At present, the Board of Directors consists of five members, Donald E. Smith, Charles Thomas, Robert
O. McDonald, Mark S. Cooley and James P. Wilson. One director class is to be voted on by the Shareholders.

     In the 2002 annual meeting, Messrs. Smith and Wilson were elected to serve three year terms. In the 2003 annual meeting, Mr. Cooley was elected to serve a three year term. Board members Messrs. Smith, Cooley and Wilson are not being voted on at this year's meeting because their terms extend beyond this year. Mr. McDonald is nominated for a three year term to fill one of the two remaining positions on the Board of Directors. Should Mr. McDonald become unable to serve, proxies may be voted for another person designated by management or the Board. Mr. McDonald has advised that he will serve if elected. Dr. Thomas is nominated for a three year term to fill the other remaining position on the Board of Directors. Should Dr. Thomas become unable to serve, proxies may be voted for another person designated by management or the Board. Dr. Thomas has advised that he will serve if elected.

The Board of Directors recommends a vote FOR the re-election of Robert O. McDonald and the election of Charles W. Thomas, Ph.D. as Directors for terms expiring at the 2007 Annual Meeting.

Certain Information Regarding Nominees

     The name of the nominee, his age as of the date of the Annual Meeting, the date he first became a director, his principal occupation during at least the past five years, certain other directorships held and certain other biographical information is as set forth below.

Name of Nominee             Age   Current         Term nominated       Director
                                  Position(s)      to Serve             Since

Robert O. McDonald          66    Director         Three years         1994
Charles W. Thomas, Ph.D.    60    Director         Three Years         Dec. 2000

     Robert O. McDonald was appointed as a Director of Avalon in October, 1994 and elected at the 1995 Annual Meeting. Mr. McDonald is Chairman of the Board of Directors and CEO of Capital West Securities and its parent, Affinity Holding Corp. Mr. McDonald started his investment career in 1961 with Allen and Company and left in 1967 to form McDonald Bennahum and Co., which later joined with Ladenburg Thalmann and Co. where Mr. McDonald was a Senior Partner. Mr. McDonald joined Planet Oil Mineral Corporation in 1971 and became president in 1973. From 1975 until 1993, Mr. McDonald was affiliated with Stifel Nicolaus & Company and headed its municipal syndicate effort. Mr. McDonald received a Bachelor's Degree in Finance from the University of Oklahoma in 1960. He also served as an Officer in the United States Army and Army Reserve.

     Charles W. Thomas, Ph.D. was appointed as a Director-elect of Avalon in December 2000, and elected as a director at the 2001 shareholder meeting. Dr. Thomas received his B.S. degree from McMurry University in 1966 and his M.A. and Ph.D. degrees from the University of Kentucky in, respectively, 1969 and 1971. After serving on the faculty of Virginia Commonwealth University, the College of William and Mary, and Bowling Green State University, he became a Professor of Criminology at the University of Florida in 1980. He retired from his academic position in 1999. From 1997-2000, Dr. Thomas was a member of the board of directors of Prison Realty Trust. He is now Vice President for Quality Assurance at ConnectGov, Inc., a privately held corporation that specializes in computer-based training and distance learning programs.

                                    Directors

The Company's current directors and director nominees are:

         Name                            Age   Position(s) with the Company

         Donald E. Smith ................51    Chief Executive Officer, Director
         Robert O. McDonald .............66    Director
         Mark S.  Cooley ................46    Director
         James P. Wilson.................45    Director
         Charles Thomas, Ph.D............60    Director

     The following is a brief description of the business experience during the past five years of each of the above-name persons (information concerning Robert
O. McDonald and Charles W. Thomas, Ph.D. is set forth above):

     Donald E. Smith is the founder of the Company's operations and has served as the Chief Executive Officer of Avalon and its subsidiaries since their inception. Mr. Smith has owned, managed and developed a number of private corporations since 1985 to provide private corrections, health care and other related services. Mr. Smith received a Bachelor of Science degree in 1974 from Northwestern State College. Mr. Smith was employed by Arthur Andersen & Co. for seven years prior to founding the Company.

     James P. Wilson was appointed as an interim Director of Avalon in September 1998, and elected by the shareholders at the 1999 annual meeting. Mr. Wilson is a managing partner in the investment firm of Rice, Sangalis, Toole & Wilson. Prior to founding Rice, Sangalis, Toole & Wilson, Mr. Wilson was a vice president with First Texas Merchant Banking Group, and was also an audit manager with Arthur Young & Co. Mr. Wilson received a BBA degree from Texas A&M University, and is a Certified Public Accountant.

     Mark S. Cooley was appointed as a Director of Avalon in January 1998 and elected to a two year term in the 1998 annual meeting. Mr. Cooley was re-elected in 2000 to an additional three year term. Mr. Cooley is a Principal of Cooley & Company and Pro Trust Equity Partners. Mr. Cooley was with Citicorp and Chemical Bank for twelve years in their Corporate Finance Divisions in New York and Denver. Mr. Cooley received his Bachelors degree in Economics from DePauw University and an MBA in Finance from Indiana University.

         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth, as of March 31, 2004, information concerning the beneficial ownership of the Company's Class A Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company and (iv) all directors and executive officers as a group. To the best of the Company's knowledge, each of the persons named in the table has sole voting and investment power with respect to all the shares of Common Stock beneficially owned by such person as set forth opposite such person's name except as otherwise noted.

                                            Amount and
                                             Nature of
                                            Beneficial
                                          Ownership of
Name & Address                                  Common    Percent        Total
                                                 Stock    of Class1      Voting
                                                                     Percentage2
Donald E. Smith3
13401 Railway Drive                           1,951,850     30.84%        20.04%
Oklahoma City, OK 73114

RSTW Partners III4
5847 San Felipe, Suite 4350                   1,642,448     25.95%        33.13%
Houston, TX 77057

Robert O. McDonald5
3316 Preston Drive                               85,310     1.35%              *
Oklahoma City, OK 73120



     --------

1
Percentage calculated based on total beneficial ownership in relation to total outstanding shares plus total presently exercisable options and warrants. Shares outstanding (4,896,954) plus options and warrants equal 6,328,548 beneficially owned shares. Also includes 321,580 shares owned by Teresa Smith, Mr. Smith's ex wife of which Mr. Smith disclaims any beneficial ownership in those shares, but Mr. Smith currently retains the voting rights.

2
Percentage calculated based upon actual shares owned in relation to total shares issued and outstanding.

3
Includes 30,771 shares owned by Mr. Smith's children as well as 750,000 shares issuable upon exercise of certain warrants received as a consequence of the guarantee of corporate indebtedness and 140,900 shares to Mr. Smith issuable within 60 days upon exercise of vested options granted pursuant to the Company's Stock Option Plan.

4
James P. Wilson is a managing partner of RSTW Partners III L.P. Mr. Wilson disclaims any beneficial interest in the shares represented. The shares represented include 20,000 shares issuable to RSTW Partners III L.P. within 60 days upon exercise of vested options granted pursuant to the Company's Stock Option Plan.

5
Includes 85,310 shares issuable to Mr. McDonald within 60 days upon exercise of vested options granted pursuant to the Company's Stock Option Plan.

Mark S.  Cooley6
385 Inverness Drive South, Suite 460            30,010       *                *
Englewood, CO 80112

Charles W. Thomas, Ph.D7
102 Woodmont Blvd., Suite 610                   29,200       *                *
Nashville, TN 37205

James Saffle8
13401 Railway Drive                             30,000       *                *
Oklahoma City, OK 73114

                                             3,768,818     59.55%         53.17%

All executive officers and directors as a group
  (6 persons)
 __________________

*     Less than 1%.

Note: Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if he has or shares the powers to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated by footnote, the named individuals have sole voting and investment power with respect to the shares held by them.

                          EXECUTIVE OFFICERS

The Company's current executive officers are:


     Name                             Age             Position(s) with the
                                                      Company
Donald E. Smith                       51              Chief Executive Officer,
                                                      and Chairman of the Board
James L. Saffle                       51              President

--------

6 Includes 30,100 shares issuable to Mr. Cooley within 60 days upon exercise of vested options granted pursuant to the Company's Stock Option Plan.


7 Includes 27,500 shares issuable to Dr. Thomas within 60 days upon exercise of vested options granted pursuant to the Company's Stock Option Plan.

8 Includes 30,000 shares issuable to Mr. Saffle within 60 days upon exercise of vested options granted pursuant to the Company's Stock Option Plan.



                             Officers of the Company

     The following is a brief description of the business experience during the past five years of each of the above-name officers who are not Directors or Director nominees:

     James L. Saffle is President of the Company and its subsidiaries. Mr. Saffle oversees the Company's operating facilities throughout three states. Prior to joining the Company in 2001, Mr. Saffle retired as Director of the Oklahoma Department of Corrections, where he was instrumental in leading the department through tremendous growth and change. His distinguished career with the Oklahoma Department of Corrections began as a Corrections Officer and progressed through the positions of sergeant, lieutenant, training and safety officer, chief of security, deputy warden, and warden. He further served the department in the capacities of Southeastern Regional Director and Interim Director until ultimately being appointed as Director by the Oklahoma Board of Corrections. He earned his Bachelor of Science in Criminal Justice and Psychology, and a Masters of Science degree in Human Resources.

    Information with Respect to Standing Committees of the Board and Meetings

     Avalon Correctional Services is managed by a five member Board of Directors, all but one of whom are independent of management. Six meetings of the Board of Directors were held during the last fiscal year, which were attended by all of the Directors. Attendance fees of $1,000 per meeting were paid to Messrs. McDonald, Cooley, Thomas and RSTW (of which Mr. Wilson is a managing partner) in connection with said meetings. The Board also took action by unanimous written consents in lieu of meetings on three (3) occasions. Board members also serving as officers do not receive attendance fees for attendance at meetings.

     The Company does not utilize a compensation or nominating committee. However, the Board has appointed an audit committee consisting of Messrs. McDonald and Cooley and Dr. Thomas. The Board of Directors has also determined that Mr. McDonald is qualified as an "audit committee financial expert," as defined under applicable SEC rules. All of the members of the audit committee are outside board members. The audit committee met three times during 2003 with Mr. Cooley attending two of the audit committee meetings. Messrs. McDonald and Cooley and Dr. Thomas were each paid $500 for each audit committee meeting. The audit committee recommends engagement of the Company's independent auditors and is primarily responsible for (1) the scope of the independent auditors' annual audit and their compensation, (2) the general policies and procedures of the Company with respect to accounting and financial controls and (3) any change in accounting principles, significant audit adjustments proposed by the auditors and any recommendations that the auditors may have with respect to policies and procedures.

Code of Conduct and Code of Ethics

     The Company is in the process of reviewing, but has not yet adopted a Code of Conduct that applies to all of the directors, officers and employees. The Company has adopted a Code of Ethics for the Chief Executive Officer and the Senior Financial Officers attached as Appendix A to this proxy statement.

                             Executive Compensation

     The following table sets forth the compensation paid or accrued during each of the years in the three years ended December 31, 2003, to the Company's Chief Executive Officer, Donald E. Smith and President, James Saffle.

Summary Compensation Table

            Annual Compensation   Long Term Compensation

Name and       Year   Salary      Bonus     Other      Securities    All Other
--------       ----   ------      -----     -----      ----------    ---------
Principal                                   Annual     Underlying    Compen-
---------                                   ------     ----------    -------
Position                                    Compen-   Options/SAR    sation10
--------                                    -------   -----------    --------
                                            sation9    Awards (#)
                                            -------    ----------
Donald E.      2003   $200,000    $     0    $14,208       20,000    $       0
Smith,         2002   $ 90,000    $     0    $   683            0    $     338
CEO            2001   $ 88,846    $20,000    $ 1,476       10,000    $     408



James Saffle,  2003   $135,405    $      0    $ 7,360       30,000    $       0
President      2002   $125,000    $      0    $ 6,533        7,500    $     195


Employment Agreements

     Employment Contracts. The Company has entered into a written employment agreement with its Chief Executive Officer, Donald E. Smith. The contract was for an initial three-year term and commenced in August, 1997, providing for a first-year salary of $60,000 (subject to certain conditions) and subsequent-year salaries to be determined by the Board of Directors of the Company. In September of 1998, the Board of Directors authorized the amendment of the employment agreement of Donald E. Smith to allow for an annual base salary of $85,000. However, Donald E. Smith did not take this increase until 2001 pursuant to a previous commitment regarding the sale of certain assets related to discontinued operations. In December of 2000 the Board of Directors authorized an increase of salary under the employment agreement to $90,000 per annum effective in 2001 and effective June 3, 2003, the Board of Directors increased Mr. Smith's annual compensation to $200,000 per annum. The Board of Directors has extended the term of the employment agreement for successive one year terms since the expiration of the initial three year term. The employment agreement also contains provisions for severance pay and disability payments, as well as a non-compete agreement preventing him from engaging in a business deemed similar to that of the Company for a period of one year from the cessation of his employment. The Company's other officers and directors are employed by the Company pursuant to verbal agreements.


--------

9Includes automobile usage and life and medical insurance premiums.

10Company matching of 401(k) contributions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The spouse of the Company's Chairman, Ms. Tiffany Smith, is an employee of Avalon Correctional Services and Ms. Smith serves as Vice President of Corporate Communications. In 2003, Ms. Smith received an annual base salary of $72,000 and a bonus of $18,705. Ms. Smith does not have an employment contract or change of control arrangements with the Company.

     Additionally, the attention of the shareholders is directed to Financial Statement Note 9 on page 29 and Financial Statement Notes 15 and 16 on page 34 of the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (copies of which were mailed together with the Proxy Statements), describing in detail certain relationships and transactions involving the Company and certain officers and directors of the Company. Such matters pertain to the execution of employment agreements as described herein above, guarantee of the Company's financial obligations, and other related party transactions.

     The Company paid interest totaling $1,312,486 during 2003 to RSTW (of which Mr. Wilson is a managing partner).

     The Company paid interest totaling $150,000 during 2003 to Pro Trust Equity Partners (of which Mr. Cooley is a Principal).

     Various stock options have been granted to the non-management members of the Board of Directors consisting of 30,010 to Mark Cooley, 85,310 to Robert McDonald, 20,000 to RSTW (of which Mr. Wilson is a managing partner), and 27,500 to Dr. Charles Thomas.

                               SECTION 16A FILINGS

     Messrs. Smith, Cooley and McDonald as well as RSTW Partners III are required to file pursuant to 16(a) of the Securities and Exchange Act of 1934, a statement of any changes in ownership of the Company's securities within 10 days after the end of any month in which a transaction took place and an annual statement of ownership of the Company's securities within 45 days after the end of the Company's fiscal year. All required filings for the annual statement of ownership on Form 5 with the Securities and Exchange Commission were made in 2003.

AUDITORS FEES AND SERVICES

     The services billed for fiscal years 2002 and 2003 totaled $177,000. This is comprised of $122,000 billed for services during the 2003 engagement and $55,000 billed for services during the 2002 engagement. The $122,000 includes $24,000 for audit related fees and $22,000 for the restatement of the 10-K for fiscal 2002. Specific disclosures are set forth below.

Audit Fees

     For fiscal year 2003, Grant Thornton LLP, the Company's independent public accountants, billed an aggregate of $76,000 for professional services rendered for the audit of the consolidated financial statements for such period included in the Annual Report on Form 10-K and for the reviews of the consolidated quarterly financial statements included in the Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The amount billed by Grant Thornton LLP for the same services relating to fiscal year 2002 was $76,000, which includes costs of $22,000 associated with certain restatements of SEC filings for fiscal year 2002.

Audit Related Fees

Grant Thornton LLP, billed the Company $4,500 in 2003 and $770 in 2002 for work consisting of research and consultation on various accounting matters.

Tax Fees

     The Company did not utilize Grant Thornton LLP for tax services.

All Other Fees

     The Company did not utilize Grant Thornton LLP for any matters of this nature.

     The Audit Committee determined that Grant Thornton LLP retained its independence. In making its determination regarding the independence of Grant Thornton LLP, the Audit Committee considered whether the provision of the services covered in the section herein regarding "Audit and Non-Audit Fees" was compatible with maintaining such independence. All services to be performed by the independent public accountants must be pre-approved by the Audit Committee, which has chosen not to adopt any pre-approval policies for enumerated services and situations, but instead has retained the sole authority for such approvals.

     At this time, the Audit Committee has not completed its review process for selection of an independent public accountant to audit the fiscal year ending December 31, 2004. The Company does expect representatives of Grant Thornton LLP, the Company's auditors for the year ended December 31, 2003, to attend the annual meeting.

                              SHAREHOLDER PROPOSALS

     No Shareholder proposals have been submitted to the Company for consideration at the Annual Meeting. Should a Shareholder wish to present a proposal at the 2005 Annual Meeting of Shareholders, such proposal must be received by the Company at its address shown on this Proxy Statement prior to January 10, 2005. Any proposals received by that date will be reviewed by the Board to determine whether it is a proper proposal to present to the 2005 Annual Meeting.

                                  VOTE REQUIRED

     A one-third (1/3) of the Company's Shares of Common Stock issued and outstanding as of April 2, 2004 shall constitute a quorum at the Annual Meeting. The affirmative vote of at least a majority of the Shares represented at the Annual Meeting is required for all proposals to come before the Meeting. The Company anticipates that all proposals will be approved.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present a matter for action at the Annual Meeting other than as set forth herein and in the Notice of Annual Meeting, nor has the Board been informed that any other person intends to present any additional matter. However, if any other matters are brought before the Meeting, the proxies served in the enclosed form of proxy will vote in accordance with their judgment on such matters.

                             AUDIT COMMITTEE REPORT

     The Board of Directors of Avalon Correctional Services has established an audit committee to oversee the financial reporting process on behalf of the Board of Directors and operates under a written charter adopted by the Board of Directors. Messrs. McDonald and Cooley and Dr. Thomas currently serve as the Audit Committee members for fiscal year 2004. Each of these directors satisfies the independence requirements established for Audit Committee members under the Nasdaq Stock Exchange Listing Standards.

     The audit committee makes recommendations concerning the engagement of independent auditors, reviews with the independent auditors the scope and results of the audit engagement, approves professional services provided by the independent auditors, reviews the independence of the independent auditors, considers the range of audit and non-audit fees, and reviews the adequacy of Avalon Correctional Service's internal accounting controls, among other matters. The audit committee met three times during the year ended December 31, 2003.

     The members of the audit committee submit this report in connection with the committee's review of the financial reports for the fiscal year ended December 31, 2003 as follows:

    1. The audit committee has reviewed and discussed with management the audited financial statements for Avalon Correctional Services for the fiscal year ended December 31, 2003.

    2. The audit committee has discussed with the representatives of Grant Thornton LLP the matters that are required to be discussed with them under provisions of Statement on Auditing Standards No.61 ("SAS 61"), as may be modified or supplemented. SAS 61 requires the auditors to ensure that the audit committee received information regarding the scope and results of the audit.

    3. The audit committee has discussed with Grant Thornton LLP the auditor's independence from management and Avalon Correctional Services, including the written disclosures and the letter from the independent auditors required by the Independence Standards Board Statement No. 1, as may be modified or supplemented. In addition, the audit committee considered whether the provision of certain non-audit services by Grant Thornton LLP is compatible with maintaining its independence.


     In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in Avalon Corrections Service's annual report on Form 10-K for the fiscal year ended December 31, 2003, which was filed with the SEC.

                               The Audit Committee

Robert O. McDonald, Chariman
Mark S. Cooley
Charles W. Thomas, Ph.D

ANNUAL REPORTS AND CONSOLIDATED FINANCIAL STATEMENTS

     Copies of the Company's Annual Report as filed with the Securities and Exchange Commission on Form 10-K, including consolidated financial statements for the year ended December 31, 2003, are enclosed together with the Proxy Statement. Additional copies may be obtained, upon payment of the reasonable expenses involved, by writing to the Company at its address set forth in the Proxy Statement.




                                              By Order of the Board of Directors


April 21, 2004                                /s/ Randall J.  Wood
                                              Randall J.  Wood, Secretary


YOUR COOPERATION IN GIVING THIS MATTER YOUR IMMEDIATE
ATTENTION AND RETURNING YOUR PROXY PROMPTLY WILL BE
APPRECIATED



PROXY CARD EXEMPLAR SET FORTH BELOW.

       Place an "X" in the space below to indicate your vote on each item:

1. ELECTION OF DIRECTORS:

          NOMINEES: ROBERT O. McDONALD AND CHARLES W. THOMAS TO SERVE A THREE YEAR TERM

         [ ] VOTE FOR THE ELECTION OF NOMINEES UNLESS OTHERWISE INSTRUCTED BELOW

         (Instruction: to withhold authority to vote for an individual nominee write that nominee's name in the space provided below.)

         [ ]            VOTE WITHHELD FOR NOMINEE(S):
                        _________________________________


2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

               [ ] FOR            [ ]   AGAINST          [ ]  ABSTAIN


  Please sign and date this proxy card on the reverse side and return promptly using the enclosed postage paid envelope. Alternatively, you may vote your shares electronically over the internet at www.computershare.com/us.



                       AVALON CORRECTIONAL SERVICES, INC.
        This proxy card is Solicited on Behalf of the Board of Directors

Donald E. Smith, Robert O. McDonald, Mark S. Cooley, James P. Wilson and Charles
W. Thomas, PhD., are and each of them is hereby appointed and authorized to represent the undersigned at the Annual Meeting of Shareholders of Avalon Correctional Services, Inc., to be held at The Sheraton Four Points Hotel, 6300 East Terminal Drive, Oklahoma City, Oklahoma, May 26, 2004, at 10:00 a.m. local time, and any adjournments thereof, and to vote the number of shares of common stock that the undersigned would be entitled to vote if personally represented, on all proposals coming before the Meeting, in the manner specified on any other business that may properly come before the meeting.

                                            Date:_________________________, 2004

                                            ____________________________________

                                            ____________________________________
                                                         Signature

     This Proxy must be exactly as name appears on this Proxy Card. If shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation or other legal entity, please sign full entity name, by duly authorized officer. If a partnership, please sign in full partnership name, by authorized partner or person.

     This Proxy, when executed, will be voted in the manner directed hereon by the shareholder. If no direction is made, this Proxy will be voted FOR the election of the nominees as directed and FOR all other proposals outlined in the Notice of Annual meeting of shareholders.

                                                                      Appendix A

                       AVALON CORRECTIONAL SERVICES, INC.
                            AND SUBSIDIARY COMPANIES

                 CODE OF ETHICS FOR THE CHIEF EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

     The Chief Executive Officer, ("CEO"), Vice President of Finance and the Corporate Controller (the "Senior Financial Officers") have an important role in corporate governance. The Senior Financial Officers have the responsibility to accurately prepare and report the financial condition and results of operations of the Company in accordance with Generally Accepted Accounting Principles and the highest standards of ethics. The CEO and the Senior Financial Officers are subject to the specific policies set forth below. If the CEO or Senior Financial Officers has a reporting obligation under any policy set forth below, they must promptly bring the matter to the attention of the Chairman of the Audit Committee.

                                Policy Statement

     The standards set forth in this Code are designed to deter wrongdoing by the Company's CEO and Senior Financial Officers, and to promote the following:

        Honest and ethical conduct;
        Avoidance of conflicts of interest;
        Full, fair, accurate, timely and understandable disclosure in reports and documents that the Company iles with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company;
        Compliance with applicable governmental laws, rules and regulations; Prompt reporting to a person identified in this Code of possible violations of the Code; and
        Accountability for adherence to the Code.

                                Responsibilities

         1. The CEO and Senior Financial Officers are responsible for full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by the Company with the Securities and Exchange Commission. Accordingly, it is the responsibility of the CEO and each Senior Financial Officer to report any untrue statement of material fact and any omission of material fact of which he or she may become aware pertaining to information prepared by him or her or associates in his or her area(s) of responsibility that affect the disclosures made by the Company in its public filings.

         2.     The CEO and each  Senior  Financial  Officer  shall  report  any information he or she may have concerning (a) significant deficiencies in the design or operation of disclosure and internal controls which could adversely affect the ability of staff in his or her area(s) of responsibility to record, process, summarize and report financial data or (b) any fraud, whether or not material, that involves any employee who has a significant role in his or her area's internal controls.
                                       14

         3. The CEO and each Senior Financial Officer shall report any information he or she may have concerning any violation of this Code of Ethics, including any actual or apparent conflicts of interest between personal and professional relationships involving any employee who has a significant role in his or her area's financial reporting, disclosures or internal controls.

         4. A Senior Financial Officer always has the option of reporting directly to the Audit Committee, and such officer shall report to the Audit Committee if he or she has reason to believe that his or her immediate supervisor or internal audit services is involved with the matter at issue, or if he or she has reason to believe that his or her immediate supervisor or internal audit services has not addressed the matter appropriately in a timely fashion.

         5. The CEO and each Senior Financial Officer shall report any information he or she may have concerning evidence of a material violation of securities or other laws, rule or regulations applicable to the Company and the operation of its business, by the Company or any agent thereof.

         6. The Audit Committee shall determine, or designate appropriate persons to determine, appropriate actions to be taken in the event of violations of this Code of Ethics. Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to this Code of Ethics, including, among other things, disciplinary action up to and including termination of employment. In determining what action is appropriate in a particular case, the Audit Committee or its designee shall take into account all relevant information, including whether the violation was promptly reported, whether a violation of the law has occurred, the nature and severity of the violation, whether the violation was a single occurrence or repeated occurrences, whether the violation appears to have been intentional or inadvertent, whether the individual in question had been advised prior to the violation as to the proper course of action and whether or not the individual in question had committed other violations in the past, the penalties imposed, if any, in the past for comparable violations and other relevant factors.


                  Dated: March 15, 2004.








                                       15